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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
              ---------------------------------------------------

                                   FORM 8-K

                               CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): May 2, 2007


                             MITY ENTERPRISES, INC.
            (Exact name of registrant as specified in its charter)

        Utah                       0-23898                      87-0448892
  (State or other                (Commission                  (IRS Employer
   jurisdiction                  File Number)                 Identification
 of incorporation)                                                 No.)


                              1301 West 400 North
                               Orem, Utah 84057
               (Address of principal executive offices, zip code)

      Registrant's telephone number, including area code:  (801) 224-0589


                                        N/A
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 2, 2007, MITY Enterprises, Inc. (the "Company") announced that it had entered into an Agreement and Plan of Merger dated as of May 2, 2007 (the "Merger Agreement") with MLE Holdings, Inc. ("Parent") and FP Merger Sub, Inc., a wholly owned subsidiary of Parent ("Merger Sub"). Parent is an affiliate of Sorenson Capital Partners L.P. ("Sorenson") and Peterson Partners LP ("Peterson").

Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into the Company, with the Company as the surviving corporation of the merger (the "Merger"). At the effective time of the Merger, each share of common stock of the Company then outstanding, other than those held by any wholly-owned subsidiary of the Company and those owned by Parent or Merger Sub, and other than those with respect to which dissenters' rights are properly exercised, will be converted into the right to receive $21.50 per share in cash, without interest (the "Merger Consideration") and each option to purchase common stock of the Company then outstanding will be cancelled and option holders will receive the excess, if any, of the Merger Consideration over the option exercise price for each share subject to the option, less any applicable withholding taxes.

The Board of Directors of the Company unanimously approved the Merger Agreement, the Merger and the transactions contemplated thereby, and recommends that the Company's shareholders adopt the Merger Agreement, the Merger and the transactions contemplated thereby.

Completion of the transaction is subject to the affirmative vote of the Company's shareholders, expiration or termination of the applicable anti-trust waiting periods and other customary closing conditions. Consummation of the Merger is not subject to a financing condition.

The Merger Agreement contains representations and warranties the Company and Parent and Merger Sub made to each other as of the date of the Merger Agreement or other specific dates, and such representations and warranties should not be relied upon by any other person.

The Merger Agreement contains certain termination rights for both the Company, Merger Sub and Parent. Among other things and subject to certain conditions,
(1) the Company may terminate the Merger Agreement if Merger Sub and Parent fail to close when the closing conditions are otherwise satisfied, (2) the Company may terminate the Merger Agreement to accept a superior proposal and
(3) Merger Sub and Parent may terminate the Merger Agreement if the Company changes its recommendation, recommends another proposal or fails to include its recommendation in the proxy statement. The Merger Agreement further provides that, upon termination of the Merger Agreement under certain circumstances, (1) the Company may be obligated to pay Parent a termination fee of $1,450,000 or reimburse Parent and Merger Sub for their transaction expenses up to $700,000 and (2) Parent may be obligated to pay the Company a termination fee of $815,000.

In connection with the execution of the Merger Agreement, certain officers and directors of the Company holding approximately 28% of the outstanding shares of common stock of the Company entered into a voting agreement with Parent and Merger Sub, in which such officers and directors agreed to vote their respective shares of Company common stock in favor of the Merger.


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A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement attached as
Exhibit 2.1 and incorporated herein by reference.

A copy of the press release announcing the Merger and related matters is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

CAUTIONARY STATEMENT

The Merger Agreement has been included to provide investors and shareholders with information regarding its terms. Except for its status as a contractual document that establishes and governs the legal relations among the parties thereto with respect to the transaction described in this Form 8-K, the Merger Agreement is not intended to be a source of factual, business or operational information about the parties.

Certain of the contractual representations or warranties made by the parties in the Merger Agreement are subject to a standard of materiality that may be different from what shareholders of the Company may view as material to their interests. Representations and warranties may be used as a tool to allocate risks between the respective parties to the Merger Agreement, including where the parties do not have complete knowledge of all the facts. Investors in the Company's securities are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the parties or any of their affiliates.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This material is not a substitute for the proxy statement and other documents MITY Enterprises will file with the Securities and Exchange Commission ("SEC") regarding the transaction. The Company intends to file with the SEC a proxy statement and other relevant materials in connection with the Merger. The proxy statement will be mailed to the shareholders of the Company. The Company's shareholders and investors are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the Company, the Merger and related matters. Investors and shareholders may obtain free copies of these materials (when they are available) and other documents filed with the SEC at the SEC's website at www.sec.gov. A free copy of the proxy statement when it becomes available may also be obtained from MITY Enterprises, Inc., 1301 West 400 North, Orem, Utah 84057, Attn. Bradley T Nielson. The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the Company's shareholders with respect to the Merger. Investors and shareholders may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the proposed Merger by reading the proxy statement, which will be filed with the SEC.


ITEM 7.01  REGULATION FD DISCLOSURE.

On May 2, 2007, the Company issued a press release announcing that it had entered into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.


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FORWARD-LOOKING STATEMENTS

This current report and the exhibits furnished herewith contain forward-looking statements related to, among other things, the completion of the Merger and the other transactions contemplated by the Merger Agreement. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from those contemplated in the forward-looking statements. Such risks include, but are not limited to, the ability of the parties to the Merger Agreement to satisfy the conditions to closing specified in the Merger Agreement and other risks and uncertainties outlined in the Company's documents filed with the Securities and Exchange Commission, including the Company's most recent annual report on Form 10-K for the fiscal year ended March 31, 2006, and its subsequent quarterly reports on Form 10-Q and current reports on Form 8-K as filed with the SEC. All forward-looking statements and other information in this current report are based upon information available as of the date of this report. Such information may change or become invalid after the date of this report, and, by making these forward-looking statements, the Company undertakes no obligation to update these statements after the date of this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

2.1 Agreement and Plan of Merger, dated as of May 2, 2007, among MITY Enterprises, Inc., MLE Holdings, Inc. and FP Merger Sub, Inc.

99.1  Press Release of MITY Enterprises, Inc. dated May 2, 2007.




                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2007
                                          MITY ENTERPRISES, INC.


                                By:       /s/ Bradley T Nielson
                                          -------------------------------
                                Name:     Bradley T Nielson
                                Title:    Chief Executive Officer





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                               EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------
2.1            Agreement and Plan of Merger, dated as of May 2, 2007, among
               MITY Enterprises, Inc., MLE Holdings, Inc. and FP Merger Sub,
               Inc.
99.1           Press Release of MITY Enterprises, Inc. dated May 2, 2007.